Exhibit 10.15.1

Dated 21 April 2023

Amendment Deed
(relating to a Global Deed of Discharge and Release dated 3 November 2022)

between

Wilmington Trust (London) Limited

as Common Security Agent

Wilmington Trust (London) Limited

as DB Facility Agent

Deutsche Bank AG, London Branch

as DB Facility Lender

Harbert European Specialty Lending Company II S.à. r.l.

as Harbert Facility Lender

and

The companies listed in Schedule 1
as Released Parties

White & Case Pte. Ltd.

88 Market Street #41-01

CapitaSpring

Singapore 048948

(i)

This Deed is made on 21 April 2023

Between:

(1)	Wilmington Trust (London) Limited as security trustee for the Secured Parties (as defined in the Intercreditor Agreement) (the “Common Security Agent”);

(2)	Wilmington Trust (London) Limited as DB Facility Agent (the “DB Facility Agent”);

(3)	Deutsche Bank AG, London Branch as DB Facility Lender (the “DB Facility Lender”);

(4)	Harbert European Specialty Lending Company II S.à. r.l. as Harbert Facility Lender (the “Harbert Facility Lender”); and

(5)	The Companies listed in Schedule 1 (Released Parties) (the “Released Parties”).

Recitals:

(A)	Each Party has entered into a global deed of discharge and release dated 3 November 2022 (the “Release Deed”), pursuant to which the Borrower has agreed to pay to the DB Facility Lender and the Harbert Facility Lender, the Final Settlement Deferred Payment Amount (DB Facility) and the Final Settlement Deferred Payment Amount (Harbert Facility) respectively.

(B)	The Parties have agreed to enter into this Deed to give effect to the amendments to the Release Deed set out in this Deed.

(C)	It is intended that this document takes effect as a deed notwithstanding the fact that a Party may only execute this document under hand.

It is agreed as follows:

1.	Interpretation

1.1	Definitions

In this Deed:

“Near NA” means Near North America, Inc., a corporation incorporated under the laws of Delaware, United States of America with registration number 27-2139078.

“New Deferred Payment Deadline” means 5:00 p.m. (London time) on 24 April 2023.

“New Final Settlement Deferred Payment Amount (DB Facility)” means US$1,650,000, which amount includes US$50,000 as reimbursement for fees and expenses of legal counsel of the DB Facility Lender.

“New Final Settlement Deferred Payment Amount (Harbert Facility)” means €910,454.03.

“Party” means a party to this Deed.

1.2	Incorporation of defined terms

Unless a contrary indication appears, terms defined in the Release Deed (including by way of incorporation) have the same meaning in this Deed.

1.3	Third Party Rights

(a)	A person who is not party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

(b)	Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind, vary or amend this Deed at any time.

2.	Amendment of the Release Deed

2.1	Amendments

With effect on and from the date of this Deed but subject to the conditions in Clause 2.3 (Non-payment on New Deferred Payment Deadline), each Party agrees to make the following amendments to the Release Deed:

(a)	the following definitions shall replace the corresponding definitions in clause 1.1 (Definitions) of the Release Deed:

““Deferred Payment Deadline” means 5:00 p.m. (London time) on 24 April 2023.

“Final Settlement Deferred Payment Amount (DB Facility)” means US$1,650,000, which amount includes US$50,000 as reimbursement for fees and expenses of legal counsel of the DB Facility Lender.

“Final Settlement Deferred Payment Amount (Harbert Facility)” means €910,454.03.”

(b)	Clause 2(d)(i) (Settlement Conditions) of the Release Deed shall be deleted in its entirety and no amount shall be required to be deducted from the Final Settlement Deferred Payment Amount (Harbert Facility) in accordance with that provision.

For the avoidance of doubt, each Party acknowledges that the Borrower has, as at the date of this Deed, paid the Final Settlement Initial Payment Amount (DB Facility) and the Final Settlement Initial Payment Amount (Harbert Facility) in accordance with the Release Deed notwithstanding any adjustment to the Final Settlement Deferred Payment Amount (DB Facility) or the Final Settlement Deferred Payment Amount (Harbert Facility) pursuant to this Deed.

2.2	Continuing obligations

Each Party agrees and acknowledges that, save as amended by this Deed, the Release Deed shall continue in full force and effect.

2.3	Non-payment on New Deferred Payment Deadline

If:

(a)	the DB Facility Lender does not receive all of the New Final Settlement Deferred Payment Amount (DB Facility); or

(b)	the Harbert Facility Lender does not receive all of the New Final Settlement Deferred Payment Amount (Harbert Facility),

in each case, by the New Deferred Payment Deadline, this Clause 2 shall be deemed to have been not effective since the date of this Deed and each of the DB Facility Lender and the Harbert Facility Lender shall be entitled to exercise any of their respective rights and remedies as if the amendments to the Release Deed under this Clause 2 did not occur and the Final Settlement Deferred Payment Amount (DB Facility) and the Final Settlement Deferred Payment Amount (Harbert Facility) shall be paid by the Borrower in accordance with the Release Deed.

3.	Undertaking on Near NA

(a)	Near NA undertakes, on behalf of the Borrower, to pay to the DB Facility Lender the New Final Settlement Deferred Payment Amount (DB Facility) by the New Deferred Payment Deadline or the Final Settlement Deferred Payment Amount (DB Facility) by the Deferred Payment Deadline (as applicable).

(b)	With effect from the time of receipt by the DB Facility Lender of all of the New Final Settlement Deferred Payment Amount (DB Facility) or the Final Settlement Deferred Payment Amount (DB Facility) (as applicable), the DB Facility Lender unconditionally and irrevocably releases the Borrower from its payment obligation under paragraph (b) of clause 4.1 (Deferral of Settlement Amounts) of the Release Deed, to pay the Final Settlement Deferred Payment Amount (DB Facility).

4.	Representations by the Borrower

The Borrower makes the representations and warranties set out in clause 5 (Representations by the Borrower) of the Release Deed to each of the DB Facility Lender and the Harbert Facility Lender on the date of this Deed as if any reference therein to “this Deed” included a reference to this Deed.

5.	Incorporation of Terms

Clauses 1.3 (Construction), 12 (Costs and Expenses), 15 (Assignments and Transfers), 16 (Partial Invalidity), 17 (Counterparts) and 19 (Enforcement) of the Release Deed shall be incorporated in this Deed as if set out in full herein mutatis mutandis and as if any reference therein to “this Deed” included a reference to this Deed.

6.	Amendments and Waivers

Any term of this Deed may be amended or waived only with the consent of each Party.

7.	Governing Law

This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

In Witness whereof this Deed has been executed and delivered as a deed by the Released Parties and signed by the Common Security Agent, the DB Facility Agent, the DB Facility Lender and the Harbert Facility Lender on the date stated at the beginning of this Deed.

Schedule 1
Released Parties

Company	Jurisdiction of incorporation	Company number
Near Intelligence LLC (being the surviving entity following the merger of Near Intelligence Holdings Inc. with and into Paas Merger Sub 2 LLC)	Delaware	6751083
Near Pte. Ltd.	Singapore	201205693G
Near Intelligence Pte. Ltd.	Singapore	202004197Z
Near North America, Inc.	Delaware	27-2139078

Signatories

The Borrower
SIGNED, SEALED AND DELIVERED AS A DEED

By:	NEAR INTELLIGENCE LLC

/s/ Anil Mathews	Signature

Anil Mathews	Name

Chief Executive Officer	Title

in the presence of

/s/ Shobhit Shukla	Signature of witness

Shobhit Shukla	Name of witness

Villa 384, Adarsh Palm Retreat	Address of witness

President	Occupation of witness

Signature page of the Amendment Deed (Global Deed of Discharge and Release)

Other Released Parties

EXECUTED AND DELIVERED AS A DEED

By:	NEAR PTE. LTD.

/s/ Anil Mathews	Signature of Director

Anil Mathews	Name of Director

in the presence of

/s/ Shobhit Shukla	Signature of witness

Shobhit Shukla	Name of witness

Villa 384, Adarsh Palm Retreat	Address of witness

President	Occupation of witness

EXECUTED AND DELIVERED AS A DEED

By:	NEAR INTELLIGENCE PTE. LTD.

/s/ Anil Mathews	Signature of Director

Anil Mathews	Name of Director

in the presence of

/s/ Shobhit Shukla	Signature of witness

Shobhit Shukla	Name of witness

Villa 384, Adarsh Palm Retreat	Address of witness

President	Occupation of witness

Signature page of the Amendment Deed (Global Deed of Discharge and Release)

SIGNED, SEALED AND DELIVERED AS A DEED

By:	NEAR NORTH AMERICA, INC.

/s/ Anil Mathews	Signature

Anil Mathews	Name

Chief Executive Officer	Title

in the presence of

/s/ Shobhit Shukla	Signature of witness

Shobhit Shukla	Name of witness

Villa 384, Adarsh Palm Retreat	Address of witness

President	Occupation of witness

Signature page of the Amendment Deed (Global Deed of Discharge and Release)

The Common Security Agent

WILMINGTON TRUST (LONDON) LIMITED

By:	Lisa Mariconda

/s/ Lisa Mariconda

Signature page of the Amendment Deed (Global Deed of Discharge and Release)

The DB Facility Agent

WILMINGTON TRUST (LONDON) LIMITED

By:	Lisa Mariconda

/s/ Lisa Mariconda

Signature page of the Amendment Deed (Global Deed of Discharge and Release)

The DB Facility Lender

DEUTSCHE BANK AG, LONDON BRANCH

By:	Jaipal Chawla	By:	Nick Jarvis

	/s/ Jaipal Chawla		/s/ Nick Jarvis

Signature page of the Amendment Deed (Global Deed of Discharge and Release)

The Harbert Facility Lender

HARBERT EUROPEAN SPECIALTY LENDING COMPANY II S.À. R.L.

By:	/s/ Johan Kampe
Name:	Johan Kampe
Title:	Class A Manager

Signature page of the Amendment Deed (Global Deed of Discharge and Release)